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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported)   June 28, 1999


                     Deutsche Floorplan Receivables, L.P.
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            333-10943                                  88-0355652
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     (Commission File Number)             (I.R.S. Employer Identification No.)


  655 Maryville Centre Drive, St. Louis, Missouri                 63141
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      (Address of Principal Executive Offices)                 (Zip Code)


                                (314) 523-3000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

     On June 28, 1999, the name of Deutsche Floorplan Receivables Master Trust was changed to "Distribution Financial Services Floorplan Master Trust" (the "Trust"). In addition, on June 28, 1999, the Trust issued a new series designated as the "Floating Rate Asset Backed Certificates, Series 1999-1." The Series 1999-1 Supplement and the Certificate Purchase Agreement relating to such series are filed as exhibits to this report.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.


Exhibit
  No.          Document Description
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99.1           Series 1999-1 Supplement
99.2           Certificate Purchase Agreement



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
                                       (Registrant)
                                       By Deutsche Floorplan Receivables, Inc., its general partner



Dated: July 8, 1999                    By: /s/ Richard C. Goldman
                                       -----------------------------------
                                       Name: Richard C. Goldman
                                       Title: Senior Vice President



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